Exhibit 32.1

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Axion International Holdings, Inc. (the Company”) on Form 10-Q for the three months ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report”), Steven Silverman, President and Chief Executive Officer of the Company, and Donald Fallon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our best knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2012
/s/ Steven Silverman

Steven Silverman
President and Chief Executive Officer

Date: November 21, 2012	/s/ Donald Fallon

Donald Fallon
Chief Financial Officer